SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20594

                            FORM 8-K/A

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                        January 21, 2004
                ---------------------------------
                (Date of earliest event reported)

                EPICUS COMMUNICATIONS GROUP, INC.
        (formerly PHOENIX INTERNATIONAL INDUSTRIES, INC.)
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)



       Florida                000-17058            592564162
------------------------     -----------       -------------------
(State of incorporation      (Commission         (IRS Employer
   or organization)            File No.)       Identification No.)

       1750 Osceola Drive - West Palm Beach, Florida 33409
       ---------------------------------------------------
            (Address of principal executive offices)

                         (561) 688-0440
                 -------------------------------
                 (Registrant's telephone number)




Item 5.
-------

The following action has been approved by the Board of Directors of the Company:

On January 21, 2004 Gerard Haryman, Chairman, President and CEO, of Epicus Communications Group, Inc. (formerly, Phoenix International Industries, Inc.), converted to equity, $1,000,000 of the monies owed to him, consisting of loans made by Mr.
Haryman to the Company. Said equity will be in the form of the Company's common stock Restricted per "Rule 144" of the Securities Exchange Act of 1933. To convert the face dollar amount of $1,000,000 into the Company's Rule 144 restricted shares of common stock, a conversion price was determined by using the average closing price for the 20 trading days prior to January
21, 2004, with an applied holding discount of 50%.


                           SIGNATURES
                           ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2004

                           EPICUS COMMUNICATIONS GROUP, INC.


                           By: /s/ Gerard Haryman
                              -----------------------------
                              Gerard Haryman,
                              President & CEO